UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2012

Date of Report (Date of earliest event reported)

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado	80203-4518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-295-3995

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 5, 2012, Cimarex Energy Co. (the “Company”) completed the underwritten public offering of $750 million aggregate principal amount of its 5.875% Senior Notes due 2022 (the “Notes”).  The Company intends to use the net proceeds from the offering of approximately $737 million, after deducting underwriting discounts and commissions and estimated offering expenses, to fund its pending tender offer and consent solicitation for any and all of its outstanding $350 million in aggregate principal amount of 7.125% Senior Notes due 2017 (the “2017 Notes”), to redeem any of such outstanding 2017 Notes not acquired in the tender offer, and for general corporate purposes, including reducing borrowings under its senior revolving credit facility.

The Notes were issued under the Debt Securities Indenture, dated as of April 5, 2012 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of April 5, 2012 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Subsidiary Guarantors party thereto and the Trustee.

The Notes bear interest at the rate of 5.875% per annum.  Interest on the Notes is payable semiannually on May 1 and November 1 of each year, beginning on November 1, 2012.  The Notes will mature on May 1, 2022.

The Indenture contains covenants that, among other things, restrict the Company’s ability and the ability of its restricted subsidiaries to: (1) incur additional debt; (2) make distributions or certain other restricted payments; (3) incur liens; (4) engage in sale/leaseback transactions; (5) sell assets or capital stock of subsidiaries; and (6) enter into transactions with affiliates. All of these restrictive covenants are subject to a number of important exceptions and qualifications.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment with respect to the Notes, the breach of covenants contained in the Indenture, payment defaults on other indebtedness at maturity or acceleration of or foreclosure under other indebtedness, the failure to pay certain judgments and certain events of bankruptcy, insolvency or reorganization. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal and accrued but unpaid interest on all the Notes to be due and payable immediately. In the case of certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately without further action or notice.

The Company may at its option redeem some or all of the Notes on or after May 1, 2017 at the redemption prices set forth in the Indenture.  In addition, at any time prior to May 1, 2017, the Company may redeem all, but not part, of the Notes at a price equal to 100% of the principal amount, plus accrued and unpaid interest, plus a “make-whole” premium.  At any time prior to May 1, 2015, the Company may, at its option, also redeem up to 35% of the Notes using the proceeds of certain equity offerings at a redemption price of 105.875% of the principal amount of the Notes.  If the Company sells certain of its assets or experiences specific kinds of change of control, the Company must offer to purchase the Notes.

The Notes will be the Company’s general unsecured, senior obligations, will be equal in right of payment with any of the Company’s existing and future unsecured senior indebtedness that is not by its terms subordinated to the Notes, and will be effectively junior to the Company’s future secured indebtedness to the extent of collateral securing that debt.  The Notes will be guaranteed on a senior unsecured basis by all of the Company’s current and future subsidiaries that guarantee the Company’s senior revolving credit facility or that guarantee certain other indebtedness, subject to certain exceptions.  The Notes will be effectively junior to the indebtedness and other liabilities of any non-guarantor subsidiaries.

The Notes were offered and sold pursuant to the Company’s and the Subsidiary Guarantors’ Registration Statement on Form S-3 (File No. 333-162051) (the “Registration Statement”) and the prospectus supplement, dated March 22, 2012, to the prospectus contained therein dated September 22, 2009.

As previously reported, on March 22, 2012, the Company and certain of its subsidiaries entered into an underwriting agreement with J.P. Morgan Securities LLC, as Representative and on behalf of the several Underwriters listed in Schedule 1 thereto, in connection with the offering of the Notes.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture and the Notes, which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated by reference herein and are to be incorporated by reference in their entirety into the Registration Statement.

ITEM 8.01      OTHER EVENTS

In connection with the offering of the Notes, the Company is filing a legal opinion of Bryan Cave LLP and related consent regarding the validity of the Notes as Exhibit 5.1 to this Current Report on Form 8-K with reference to, and incorporated by reference herein and into the Registration Statement.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.	Description
4.1	Debt Securities Indenture dated as of April 5, 2012, by and between Cimarex Energy Co. and U.S. Bank National Association, as trustee.
4.2	First Supplemental Indenture dated as of April 5, 2012, by and among Cimarex Energy Co., the Subsidiary Guarantors party thereto and U.S. Bank National Association, as trustee.
4.3	Form of 5.875% Senior Notes due 2022 (included in Exhibit 4.2).
5.1	Opinion of Bryan Cave LLP.
23.1	Consent of Bryan Cave LLP (included as part of Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: April 5, 2012	By:	/s/ Paul Korus
Paul Korus
Senior Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Debt Securities Indenture dated as of April 5, 2012, by and between Cimarex Energy Co. and U.S. Bank National Association, as trustee.
4.2	First Supplemental Indenture dated as of April 5, 2012, by and among Cimarex Energy Co., the Subsidiary Guarantors party thereto and U.S. Bank National Association, as trustee.
4.3	Form of 5.875% Senior Notes due 2022 (included in Exhibit 4.2).
5.1	Opinion of Bryan Cave LLP.
23.1	Consent of Bryan Cave LLP (included as part of Exhibit 5.1 hereto).